Supplement to the
Fidelity® Tax-Exempt Money Market Fund and Fidelity® Treasury Money Market Fund
Capital Reserves Class, Daily Money Class, Advisor B Class and Advisor C Class
December 30, 2015
STATEMENT OF ADDITIONAL INFORMATION

The Board of Trustees of the fund approved the conversion of all existing Advisor B Class shares of the fund into Daily Money Class shares of the same fund, effective on or about July 1, 2016, regardless of the length of times shares have been held. All conversions will be made on the basis of the relative net asset values of the two classes, without imposition of any sales load, fee, or other charge.

DMFB-16-01 1.480137.125	February 12, 2016

Supplement to the
Fidelity® Treasury Money Market Fund (formerly Treasury Fund)
Advisor B Class and Advisor C Class
December 30, 2015
Prospectus

The Board of Trustees of the fund approved the conversion of all existing Advisor B Class shares of the fund into Daily Money Class shares of the same fund, effective on or about July 1, 2016, regardless of the length of times shares have been held. All conversions will be made on the basis of the relative net asset values of the two classes, without imposition of any sales load, fee, or other charge. After the effective date of the conversions, all references to Advisor B Class shares in the prospectus will no longer be applicable. Shareholders should consult the Daily Money Class prospectus for more information regarding Daily Money Class shares.

DMFB-DMFC-16-01 1.480136.132	February 12, 2016